UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________________________

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AMPLITUDE HEALTHCARE ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

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AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
1177 Avenue of the Americas, Floor 40
New York, New York 10036

To the Stockholders of Amplitude Healthcare Acquisition Corporation:

You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of Amplitude Healthcare Acquisition Corporation (the “Company”) to be held on December 22, 2020 at 10:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/amplitudehealthcareacquisition/2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.      To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection of WithumSmith+Brown, PC by the audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has ratified the decision to fix the close of business on November 27, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Bala Venkataraman
Chief Executive Officer and Director

This proxy statement is dated December 4, 2020
and is being mailed with the form of proxy on or shortly after December 7, 2020.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
1177 Avenue of the Americas, Floor 40
New York, New York 10036
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 22, 2020

To the Stockholders of Amplitude Healthcare Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders (the “Annual Meeting”) of Amplitude Healthcare Acquisition Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, December 22, 2020 at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/amplitudehealthcareacquisition/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.      To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection of WithumSmith+Brown, PC (“Withum”) by the audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. Only the holders of shares of Class B common stock are entitled to vote on the proposal to elect directors. All holders of shares of Class A common stock and Class B common stock are entitled to vote on the proposal to ratify the selection of Withum by the audit committee to serve as the Company’s independent registered public accounting firm.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/amplitudehealthcareacquisition/2020.

By Order of the Board,
/s/ Bala Venkataraman
Chief Executive Officer and Director

i

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
1177 Avenue of the Americas, Floor 40
New York, New York 10036

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 22, 2020, at 10:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Amplitude Healthcare Acquisition Corporation, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 22, 2020 at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 7, 2020.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2020.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified; and

2.      To ratify the selection of WithumSmith+Brown, PC (“Withum”) by our audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the holders of our Class B common stock vote “FOR” the director nominees and all stockholders “FOR” the ratification of the selection of Withum as the Company’s independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on November 27, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 10,000,000 shares of Class A common stock and 2,500,000 shares of Class B common stock issued and outstanding.

Only the holders of shares of Class B common stock are entitled to vote on the proposal to elect directors. All holders of shares of Class A common stock and Class B common stock are entitled to vote on the proposal to ratify the selection of Withum by the audit committee to serve as the Company’s independent registered public accounting firm.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 27, 2020, there were 10,000,000 shares of Class A common stock and 2,500,000 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote on any of the proposals to be voted on at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, for the proposal to elect directors, 1,250,001 shares of Class B common stock must be present at the Annual Meeting to constitute a quorum, and for the proposal to ratify the selection of Withum by the audit committee as the Company’s independent registered public accounting firm, 4,375,001 shares of Class A common stock and Class B common stock combined must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting, except shares of Class A common stock are not entitled to vote on the proposal to elect directors. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint each of Vishal Kapoor, our President, and Kenneth Clifford, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Kapoor or Mr. Clifford to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•        Online.    If you are a stockholder of record, you may vote online at the Annual Meeting.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        Online at the Annual Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a Class I director is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes of the holders of Class B common stock cast at the Annual Meeting. Prior to the closing of our initial business combination, the holders of Class B common stock have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock have no right to vote on the election, removal or replacement of any director. Abstentions will have no effect on this proposal.

What vote is required to ratify the selection of Withum by the audit committee as the Company’s independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of Class A common stock and Class B common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Financial Officer at 1177 Avenue of the Americas, Floor 40, New York, New York, 10036 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Class B common stock, if any, will be voted “FOR” the director nominees, and your shares of Class A common stock and Class B common stock will be voted “FOR” the ratification of Withum to serve as the Company’s independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Amplitude Healthcare Holdings LLC, a Delaware limited liability company. Affiliates of our founders, Metalmark Capital and Avego Healthcare Capital, and certain of our officers and directors, through their ownership of certain entities, share control of our sponsor.

Who can help answer my questions?

You can contact our Chief Financial Officer, Kenneth Clifford at Kenneth.Clifford@metalmarkcapital.com or by sending a letter to Mr. Clifford at the offices of the Company at 1177 Avenue of the Americas, Floor 40, New York, New York, 10036 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Amplitude Healthcare Acquisition Corporation as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 22, 2020, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, December 22, 2020, at 10:00 a.m., Eastern Time as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/amplitudehealthcareacquisition/2020. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified; and

•        To ratify the selection of Withum by the audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Record Date, Voting and Quorum

Our Board has ratified the decision to fix the close of business on November 27, 2020, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 10,000,000 shares of Class A common stock and 2,500,000 shares of Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For the proposal to elect directors, the holders of 1,250,001 shares of Class B common stock, present virtually or represented by proxy, constitute a quorum. For the proposal to ratify the selection of Withum by the audit committee as the Company’s independent registered public accounting firm, the holders of 4,375,0001 shares of Class A common stock and Class B common stock combined, present virtually or represented by proxy, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast by the holders of Class B common stock at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors is required to elect the director nominees. Prior to the closing of our initial business combination, the holders of Class B common stock have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock have no right to vote on the election, removal or replacement of any director.

The approval of the proposal to ratify the selection of Withum as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of Class A common stock and Class B common stock combined, present virtually or represented by proxy at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the President and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Kapoor or Mr. Clifford.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares of Class B common stock, if any, will be voted “FOR” the election of the director nominees, and shares of Class A common stock and Class B common stock will be voted “FOR” the ratification of the selection of Withum as the Company’s independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Kenneth Clifford, at Kenneth.Clifford@metalmarkcapital.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Financial Officer (Amplitude Healthcare Acquisition Corporation, 1177 Avenue of the Americas, Floor 40, New York, New York, 10036) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Amplitude Healthcare Acquisition Corporation, 1177 Avenue of the Americas, Floor 40, New York, New York, 10036. Our telephone number at such address is (212) 823-1900.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Howard Hoffen	57	Chairman
Bala Venkataraman	53	Chief Executive Officer and Director
Kenneth Clifford	64	Chief Financial Officer
Vishal Kapoor	45	President
Fred Eshelman	72	Director
Ernest Mario	82	Director
Peter Dolan	64	Director
Glenn Reicin	56	Director

The experience of our directors and executive officers are as follows:

Howard Hoffen, our Chairman since inception, has served as the Founder, Chairman and Chief Executive Officer of Metalmark since its founding as an independent firm in 2004, and was previously Chairman and Chief Executive Officer of MSCP. He joined Morgan Stanley in 1985 and MSCP in 1986. He oversaw the private equity businesses of Morgan Stanley, including MSCP, Venture Partners and Global Emerging Markets. Mr. Hoffen was also formerly a member of the Management Committee for Morgan Stanley Investment Management. Mr. Hoffen is currently a director of multiple healthcare companies including Innovetive Petcare Holdings, LLC, an operator of veterinary hospitals and clinics, since 2018, Premier Research Group Holdings, L.P., a middle-market contract research organization, since 2016, and Sebela Holdings LLC, a privately-held commercialization and development organization focused on marketed pharmaceuticals, since 2018. Mr. Hoffen has also previously served as a director of numerous companies including Aegis Sciences Corporation, a leading provider of drug monitoring and toxicology services, from 2010 to 2014, Catalytica, Inc., an outsourced manufacturing business that employed proprietary catalytic technologies to provide more efficient and cleaner production processes for the pharmaceutical and the power generation industries, from 1997 to 2000, Collagen Matrix, Inc., a developer and manufacturer of collagen and mineral-based biomaterial products, from 2014 to 2019, Healogics, Inc., a provider of wound care management services for hospitals and other healthcare providers, from 2008 to 2014, Melissa & Doug, Inc., a designer and developer of a range of educational and traditional toy products, from 2007 to 2010, Vanguard Health Systems, Inc., a hospital management company, from 2001 to 2004, and WorldStrides Holdings, an educational travel provider, from 2016 to 2017. Mr. Hoffen received a BS in Engineering from Columbia University and an MBA from Harvard Business School. Mr. Hoffen is currently a member of the Fu Foundation School of Engineering and Applied Sciences, Board of Visitors at Columbia University. He is well qualified to serve on our Board due to his extensive investment and transactional experience in the healthcare industry.

Bala Venkataraman, our Chief Executive Officer and a Director since inception, has been a founding Partner of Avego since 2014 and prior to this was an experienced operating executive in the pharmaceutical industry. Most recently, beginning in 2011, Mr. Venkataraman was Co-Founder and Executive Chairman of Vidara Therapeutics until its sale to Horizon Pharma in 2014. Prior to founding Vidara Therapeutics, Mr. Venkataraman was the Co-Founder and Chief Executive Officer of Alaven Pharmaceutical from 2003 until its sale to Meda Pharma in 2010. Mr. Venkataraman also served as Chief Operating Officer, Chief Financial Officer, and Vice President of Business Development, Strategic Planning and Operations at First Horizon Pharmaceutical (now part of Shionogi Pharma) from 1998 to 2003. Mr. Venkataraman has authored several papers in research publications related to medicinal chemistry and holds numerous drug and formulation patents. Since 2013 he has been a director of Sebela Holdings LLC, a privately-held commercialization and development organization focused on marketed pharmaceuticals. Mr. Venkataraman holds an MS in Chemistry from Case Western University and an MBA from the Wharton School of the University of Pennsylvania. He is well qualified to serve on our Board due to his extensive operational and investment experience in the healthcare industry.

Kenneth Clifford, our Chief Financial Officer since inception, serves as a Partner and Chief Financial Officer at Metalmark, where he has held such position since Metalmark’s founding as an independent firm in 2004. He is a former Managing Director and Chief Financial Officer of Morgan Stanley Capital Partners, Venture Partners and

Global Emerging Markets. He joined Morgan Stanley in 1981 and Morgan Stanley Capital Partners in 1986. He was formerly a member of the Investment Committee for the Morgan Stanley Global Emerging Markets Fund, Mr. Clifford served as a director of EnerSys and Ingenuity Systems. He is a Certified Public Accountant in the State of New York. Mr. Clifford received a B.S. in Business and Economics from Lehigh University and an MBA from New York University.

Vishal Kapoor, our President since January 2020, worked at Iveric Bio (formerly known as Ophthotech) from April 2015 to December 2019. As the Chief Business Officer of Iveric Bio, he was responsible for acquiring an industry-leading portfolio of gene therapy and therapeutic assets in ophthalmology. From October 2014 to April 2015, Mr. Kapoor was responsible for business development and portfolio strategy in his role as Director of Corporate Development at NPS Pharma, which was acquired by Shire in 2015. From 2005 to 2014, Mr. Kapoor spent 9 years at Genentech in a variety of positions, including leading strategy for ophthalmology and CNS pipeline assets, Lucentis marketing, commercial assessments for business development and medical affairs. Mr. Kapoor holds an MBA in Finance and Management from Columbia Business School and a BA in Biology from Columbia University.

Fred Eshelman, a director of ours since November 2019, is the founder of Eshelman Ventures, LLC an investment company primarily interested in healthcare companies, since 2014. Previously, from 1986 to 2011 Dr. Eshelman founded and initially served as Chairman and Chief Executive Officer (and later solely as Chairman) of Pharmaceutical Product Development, a global contract research organization. After the sale of Pharmaceutical Product Development in 2011, he served as founding chairman and largest shareholder of Furiex Pharmaceuticals, a company which in-licensed and rapidly developed new medicines and which was sold to Forest Laboratories/Actavis in 2014. His career has also included positions at the former Glaxo, Inc., Beecham Laboratories and Boehringer Mannheim Pharmaceuticals. He is currently a director of Eyenovia, Inc. (NASDAQ:EYEN) a clinical stage ophthalmic biopharmaceutical company, since 2018, Cellective Biotherapy, Inc., a B-10 cell-based immunotherapy company, since 2016 and Asepticys, LLC, a development stage company researching novel disinfectants, since 2018. Previously, he was chairman of The Medicines Company (NASDAQ: MDCO), a pharmaceutical company, from 2015 to 2018 and was on the board of Bausch Health Companies, Inc. (NYSE: BHC), a pharmaceutical company, from 2015 to 2018. Dr. Eshelman has served on the executive committee of the Medical Foundation of North Carolina, and was appointed by the North Carolina General Assembly to serve on the Board of Governors for the state’s multi-campus university system, as well as the North Carolina Biotechnology Center. In addition, he chairs the board of visitors for the School of Pharmacy at the University of North Carolina at Chapel Hill (“UNC-CH”). The School was named the University of North Carolina Eshelman School of Pharmacy in recognition of his many contributions to the school and the profession. Dr. Eshelman received the doctor of pharmacy from the University of Cincinnati, completed a residency at Cincinnati General Hospital, and a BS Pharm from UNC-CH. He completed the OPM program at Harvard Business School. Dr. Eshelman also received an honorary doctor of science from UNC-CH. He is well qualified to serve on our Board due to his extensive operational and investment experience in the healthcare industry.

Ernest Mario, a director of ours since November 2019, has since 2007 been Chairman of Soleno Therapeutics, Inc. (NASDAQ: SLNO), a pharmaceutical company focused on the development and commercialization of novel therapeutic products for the treatment of rare diseases. He has also, since 2011, been a Venture Partner with Pappas Ventures, a Research Triangle Park, North Carolina life science venture capital firm, since 2014 served as a director Eyenovia, Inc. (NASDAQ: EYEN), a clinical stage ophthalmic biopharmaceutical company, and since April 2018 served as a director of Kindred Bioscience Inc. (NASDAQ: KIN). From 2007 until November 2019, he served as a director of Celgene Corporation (NASDAQ: CELG), a large biotechnology company. Dr. Mario served in management at a number of drug companies before being named in 1989 Chief Executive Officer of Glaxo Wellcome, then the second-largest drug company in the world. During Dr. Mario’s tenure, Glaxo brought five major new products to market and saw sales and profits increase substantially. Later, Dr. Mario led pioneering drug delivery technology company Alza until selling it to Johnson & Johnson in 2001. He subsequently served as Chairman and Chief Executive Officer of Reliant Pharmaceuticals, where he led the commercialization of Omacor/Lovaza, the first prescription omega-3 medication clinically proven to reduce very high triglycerides. Dr. Mario also serves on the advisory board to certain funds and co-investment vehicles affiliated with Metalmark. He served as a trustee of Rutgers University, where the pharmacy school he attended now bears his name; the University of Rhode Island, where he earned his PhD in physical sciences; and Duke University, where his 18 years of service was the longest tenure ever for a non-Duke University family member. Dr. Mario earned a BS in pharmacy at Rutgers University and his MS and PhD in physical sciences at the University of Rhode Island. He also holds honorary doctorates from the University of Rhode Island and Rutgers University. In 2007, he was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. He is well qualified to serve on our Board due to his extensive operational, investment and transactional experience in the healthcare industry.

Peter Dolan, a director of ours since November 2019, has decades of senior leadership experience across a broad range of businesses and has a track record of successful healthcare investments in large companies and more recently in technology driven startups. Mr. Dolan joined Bristol-Myers Squibb (NYSE: BMY) from General Foods in 1988. After more than a decade leading its Consumer Products, Nutritionals, and Medical Device businesses, he was named Chief Executive Officer of the company in 2001. He led the acquisition of DuPont Pharmaceuticals, which brought Eliquis to the company, which has since become a very large, multi-billion dollar, annual revenue product. In 2001, the successful investment in Imclone’s Erbitux provided the oncology revenue bridge until the introductions of Sprycel and later Yervoy. In 2004, he licensed the immuno-oncology compound that became Yervoy, later named as the Biotech Discovery of the Decade for extending survival in some of the hardest to treat cancers. Following his departure from Bristol-Myers Squibb in 2006, Mr. Dolan has served as Chairman and Chief Executive Officer of Gemin X, a venture capital backed startup oncology company that was sold to Cephalon Pharmaceuticals. More recently, from 2014 to 2019, he was Chairman of Allied Minds, plc (LON: ALM), an innovation company that forms, funds, manages and builds startups based on early-stage technology. Over the course of his career, Mr. Dolan has served on the boards of multiple for-profits and not-for-profits, and has been on the Board of Tufts University since 2001, serving as its Chairman since 2013. Other boards have included the American Express Company (NYSE: AXP) and the Tuck School Board of Overseers. Since 2010 he has served as Vice Chair of the Partnership for a Healthier America, which works with the private, public and non-profit sectors to develop strategies and initiatives and brokers commitments to address the obesity epidemic. Mr. Dolan graduated magna cum laude from Tufts University in 1978 with a BA. He then earned his MBA from the Tuck School of Business at Dartmouth College. He is well qualified to serve on our Board due to his extensive investment, operational and transactional experience in the healthcare industry.

Glenn Reicin, a director of ours since November 2019, has since June 2019 been Chief Financial Officer at Sigilon Therapeutics, Inc., a provider of novel treatments for a range of chronic diseases, and from 1993 to 2008 a Managing Director at Morgan Stanley where he headed their Healthcare Equity Research team. He is a biotechnology and medical technology executive with experience across finance, operations and investor relations. From 2013 to May 2019, Mr. Reicin served as President of Greyrock Biomedical Advisors, which provides a range of deal sourcing, valuation, due diligence and management consulting services for companies in the healthcare space. Most notably, he designed and implemented a strategy for PDL Biopharma to ensure the profitability of the company after a 2016 patent and corresponding royalty expired. Previously, in 2013, he served as an Executive-in-Resident at Covidien and from 2008 to 2012 as Managing Director at Skyline Ventures. At Skyline Ventures, he served as an active board member at a number of biotech firms, including Novasys Medical, a maker of minimally invasive treatments for female incontinence from 2009 to 2013, SI-Bone Inc. (NASDAQ: SIBN), a developer of a minimally invasive surgical treatment for sacroiliac joint disorders from 2010 to 2012, and Spinal Motion Incorporated, a developer of artificial disc implants to preserve motion at the treated spinal segment of the body from 2009 to 2014. He also served as Board Observer on Collegium Pharmaceuticals Inc. (NASDAQ: COLL) a pain management pharmaceutical company and AcelRx Pharmaceuticals (NASDAQ: ACRX), a specialty pharmaceutical company. He started his career at Morgan Stanley where he became a Managing Director in equity research covering medical technology. His sell-side career spanned 18 years, including 15 years as a top-three ranked analyst and six consecutive years in the top spot. He holds an M.B.A. from Harvard Business School and B.A. from Brandeis University. He is well qualified to serve on our Board due to his extensive operational, consulting and transactional experience in the healthcare industry.

Number and Terms of Office of Officers and Directors

Our Board of Directors consists of six members. Holders of our founder shares have the right to elect all of our directors prior to consummation of our initial business combination and holders of our public shares do not have the right to vote on the election of directors during such time. These provisions of our amended and restated certificate of incorporation may only be amended if approved by a majority of at least 90% of our common stock voting at a stockholder meeting. Approval of our initial business combination will require the affirmative vote of a majority of our Board of Directors and a majority of our independent directors. Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Messrs. Reicin and Dolan, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Messrs. Eshelman and Mario will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Hoffen and Venkataraman will expire at the third annual meeting of stockholders. Subject to any other special rights applicable to the stockholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our Board that includes any directors representing our sponsor then on our Board, or by a majority of the holders of our founder shares.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers shall be a Chief Executive Officer, a Chief Financial Officer and a Secretary, and may also consist of a Chairman of the Board, Presidents, Vice Presidents, Assistant Secretaries and a Treasurer, and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019 there were no regularly scheduled or special meetings of the Board or Board committees and the Board acted by unanimous written consent in lieu of a meeting twice.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board of Directors. The members of our audit committee are Messrs. Reicin, Dolan and Mario. Mr. Reicin serves as chairman of the audit committee. Each member of the audit committee is financially literate and our Board of Directors has determined that Mr. Reicin qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•        assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. The members of our compensation committee are Messrs. Reicin and Eshelman. Mr. Eshelman serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and making recommendations to our Board of Directors (or approving, if such authority is so delegated by our Board of Directors) with respect to the compensation, and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated below, other than the base salary to Mr. Kapoor of $8,333.00 per month, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s Chief Financial Officer, 1177 Avenue of the Americas, Floor 40, New York, New York, 10036.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Eshelman, Mario, Dolan and Reicin. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Glenn Reicin
Peter Dolan
Ernest Mario

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2019 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed our Code of Ethics as an exhibit to the registration statement filed in connection with our initial public offering. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended or the Exchange Act.

Executive Compensation

Except for Mr. Kapoor, none of our officers has received any cash compensation for services rendered to us. We pay Mr. Kapoor a monthly base salary of $8,333. Contingent on his continuous employment with the Company, Mr. Kapoor will also be eligible to receive a one-time bonus in the amount of $550,000 if the business combination of the Company is successfully closed and publicly announced on or before February 22, 2021, or $300,000 if after such date. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors except for Mr. Kapoor, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board of Directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board of Directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors, except Mr. Kapoor, that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Messrs. Eshelman, Mario, Dolan and Reicin are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors have scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 27, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned(2)	% of Class
Amplitude Healthcare Holdings LLC(2)(3)	—	—	2,500,000	100.0%
Howard Hoffen(3)	—	—	2,500,000	100.0%
Bala Venkataraman(3)	—	—	2,500,000	100.0%
Kenneth Clifford(3)	—	—	2,500,000	100.0%
Fred Eshelman(3)	—	—	—	—
Ernest Mario(3)	—	—	—	—
Peter Dolan(3)	—	—	—	—
Glenn Reicin(3)	—	—	—	—
Vishal Kapoor(3)	—	—	—	—
All director and executive officers as a group (8 individuals)	—	—	2,500,000	100.0%
Tenor Opportunity Master Fund, Ltd.(4)	750,000	7.5%	—	—
Owl Creek Asset Management, L.P.(5)	861,000	8.6%	—	—
UBS O’Connor LLC(6)	550,000	5.5%	—	—
Paul J. Glazer(7)	1,116,733	11.2%	—	—

____________

*        Less than one percent.

The table above does not include the shares of common stock underlying the private placement warrants held by our sponsor because these securities are not exercisable within 60 days of this report.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Amplitude Healthcare Acquisition Corporation, 1177 Avenue of the Americas, Floor 40, New York, New York, 10036.

(2)      Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock at the closing of our initial business combination on a one-for-one basis, subject to adjustment, as described herein.

(3)      Our sponsor is the record holder of the Class B common stock reported herein. Metalmark Amplitude Healthcare Holdings LLC and Avego Healthcare Capital, LLC, affiliates of Metalmark and Avego, respectively, are the managing members of our sponsor. The partners of Metalmark indirectly control Metalmark Capital Holdings LLC, which is the general partner of Metalmark Capital Partners III GP, L.P., itself the sole member of Metalmark Amplitude Healthcare Holdings LLC; Howard Hoffen, our Chairman, and Kenneth Clifford, our Chief Financial Officer, are partners of Metalmark. Each of Messrs. Hoffen and Clifford disclaim any beneficial ownership of the reported shares other than to the extent of their respective pecuniary interest therein, directly or indirectly. Bala Venkataraman, our Chief Executive Officer, is the managing member of Avego Healthcare Capital, LLC, a managing member of our sponsor. Mr. Venkataraman disclaims any beneficial ownership of the reported shares other than to the extent of his pecuniary interest therein, directly or indirectly. In addition, each of our officers and directors is a member of our sponsor and accordingly has pecuniary interest in the shares reported herein. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      Based on a Schedule 13G filed with the SEC on January 31, 2020, Tenor Capital Management Company, L.P. (“Tenor Capital”), a Delaware limited partnership, serves as the investment manager to Tenor Opportunity Master Fund, Ltd. (the “Master Fund”), a company organized under the laws of the Cayman Islands, with respect to the Common Stock held by the Master Fund. Robin Shah, a United States citizen, serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. Both Tenor Capital and Robin Shah disclaim beneficial ownership of the Shares reported herein except to the extent of the Reporting Person’s pecuniary interest therein. The address of the principal business office of each of the Reporting Persons is 810 Seventh Avenue, Suite 1905, New York, NY 10019.

(5)      Based on a Schedule 13G filed with the SEC on December 2, 2019, Owl Creek Credit Opportunities Master Fund, L.P., an exempted company organized under the laws of the Cayman Islands (“Owl Creek Credit Fund”), with respect to the Common Stock directly owned by it. Owl Creek Advisors, LLC, a Delaware limited liability company, the general partner with respect to the Common Stock directly owned by Owl Creek Credit Fund. As such, Owl Creek Advisors, LLC may be deemed to be the beneficial owner of all shares of Class A common stock held by Owl Creek Credit Fund. Owl Creek Asset Management, L.P., a Delaware limited partnership which serves as the investment manager of the Owl Creek Credit Fund and as a sub-adviser to a pooled investment vehicle (the “Managed Account”), with respect to the shares of Common Stock directly owned by the Owl Creek Credit Fund and the Managed Account. Jeffrey A. Altman, as managing member of the general partner of Owl Creek Asset Management, L.P., with respect to the Common Stock owned by Owl Creek Credit Fund and the Managed Account. As such, both Owl Creek Asset Management, L.P. and Jeffrey A. Altman may be deemed to be the beneficial owners of all shares of Class A common stock held by Owl Creek Credit Fund and the Managed Account. The address of the principal business office of each of the Reporting Persons is 640 Fifth Avenue, 20th Floor, New York, NY 10019.

(6)      Based on a Schedule 13G filed with the SEC on February 13, 2020, on behalf of UBS O’Connor LLC, a Delaware limited liability company. UBS O’Connor LLC serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Merger Arbitrage Master Limited (“OGMA”). In such capacity UBS O’Connor LLC exercises voting and investment power over the shares of Common Stock held for the account of GLEA and OGMA. UBS O’Connor LLC is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. As a result, UBS O’Connor LLC may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares of Common Stock held for the account of GLEA and OGMA. The address of the principal business office of UBS O’Connor LLC is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606.

(7)      Based on a Schedule 13G filed with the SEC on August 31, 2020, on behalf of Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) and Paul J. Glazer, a US citizen (“Mr. Glazer”, together with Glazer Capital, the “Reporting Persons”). The address of the business office of each of the Reporting Persons is 250 West 55th Street, Suite 30A, New York, New York 10019. Glazer Capital serves as investment manager for certain funds and managed accounts (collectively, the “Glazer Funds”) that hold the 1,116,733 shares of Class A common stock as reported therein. Mr. Glazer serves as the Managing Member of Glazer Capital, with respect to the shares of Class A common stock held by the Glazer Funds.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In August 2019, our sponsor acquired 2,875,000 founder shares for an aggregate purchase price of $25,000. Prior to the initial investment in the Company of $25,000 by our sponsor, the Company had no assets, tangible or intangible. The number of founder shares issued was determined based on the expectation that such founder shares represent 20% of the outstanding shares upon completion of our initial public offering. On January 3, 2020, 375,000 founder shares were returned by our sponsor and then forfeited, as our underwriter did not exercise the over-allotment option, at all. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

Simultaneously with the closing of our initial public offering, pursuant to the Private Placement Warrants Purchase Agreement, we completed the private sale of an aggregate of the Private Placement Warrants at a purchase price of $1.00 per Private Placement Warrant to our sponsor, generating gross proceeds to us of $4,000,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in our initial public offering, except that our sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of our initial business combination. The Private Placement Warrants are also not redeemable for cash by us so long as they are held by our sponsor or its permitted transferees. No underwriting discounts or commissions were paid with respect to such sale.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, including our Founders, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations to other entities that may take priority over their duties to us. We may, at our option, pursue an Affiliated Joint Acquisition opportunity with an entity to which an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the acquisition by making a specified future issuance to any such entity. No compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, existing officers, directors and advisors except for Mr. Kapoor, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business. In addition, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors, advisors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor agreed to loan us up to $300,000 which was used for a portion of the expenses of our initial public offering. This loan was non-interest bearing, unsecured and was repaid upon the closing of our initial public offering out of the offering proceeds not held in the trust account. Such loan was repaid upon the consummation of our initial public offering.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

On November 19, 2019, we entered into a registration rights agreement with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS BY VOTE OF THE CLASS B STOCKHOLDERS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. Our Board of Directors now consists of six directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Reicin and Dolan are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of each director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of each Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. Prior to the closing of our initial business combination, the holders of Class B common stock have the exclusive right to elect, remove and replace any director, and the holders of Class A common stock have no right to vote on the election, removal or replacement of any director. The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM BY VOTE OF THE CLASS A AND CLASS B STOCKHOLDERS

We are asking the stockholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Withum is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    During the period from August 13, 2019 (inception) through December 31, 2019, fees for our independent registered public accounting firm were approximately $49,955, for the services Withum performed in connection with our Initial Public Offering and the audit of our December 31, 2019 financial statements included in this Annual Report on Form 10-K.

Audit-Related Fees.    During the period from August 13, 2019 (inception) through December 31, 2019, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees.    During the period from August 13, 2019 (inception) through December 31, 2019, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees.    During the period from August 13, 2019 (inception) through December 31, 2019, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of Class A common stock and Class B common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection of Withum by the Audit Committee as the Company’s independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 1177 Avenue of the Americas, Floor 40, New York, New York, 10036 no later than August 6, 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 22, 2021, notice of a nomination or proposal must be delivered to us no later than September 23, 2021 and no earlier than August 24, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 1177 Avenue of the Americas, Floor 40, New York, New York, 10036, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the SEC.

Any requests for copies of information, reports or other filings with the SEC should be directed to Amplitude Healthcare Acquisition Corporation, 1177 Avenue of the Americas, Floor 40, New York, New York, 10036, Attn: Chief Financial Officer.

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
1177 Avenue of the Americas, Floor 40
New York, New York 10036
December 22, 2020

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMPLITUDE HEALTHCARE ACQUISITION CORPORATION

The undersigned hereby appoints Vishal Kapoor and Kenneth Clifford, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Amplitude Healthcare Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on November 27, 2020 at the Annual Meeting of Stockholders to be held virtually on December 22, 2020, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL THE DIRECTOR NOMINEES (IF THE STOCKHOLDER HOLDS SHARES OF CLASS B COMMON STOCK) AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/amplitudehealthcareacquisition/2020

AMPLITUDE HEALTHCARE ACQUISITION CORPORATION

Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☒

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL TWO.

1 For holders of Class B Common Stock only:

To elect two Class I Directors to serve on the Company’s Board of Directors until the 2023 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: Peter Dolan and Glenn Reicin

For All ☐	Withhold All ☐	For All Except* ☐

*

Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.       ___________________

2 For holders of both Class A and Class B Common Stock:

Ratification of the selection of WithumSmith+Brown, PC by the audit committee to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CONTROL NUMBER:

Signature	Signature, if held jointly	Date , 2020

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.